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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 26, 2006
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                               ARKADOS GROUP, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)


        Delaware                       0-27587                    22-3586087
        --------                       -------                    ----------
(State of Incorporation)       (Commission File Number)         (IRS Employer
                                                             Identification No.)


                      220 Old New Brunswick Road, Suite 202
                              Piscataway, NJ 08854
                              --------------------
                    (Address of Principal Executive Offices)


                                 (732) 465-9300
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
                                       ---
          (former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))I
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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On September 26, 2006, we entered into an Additional Issuance Agreement with Bushido Capital Master Fund, LP ("Bushido), Pierce Diversified Strategy Master Fund LLC - Series BUS ("Pierce"), Andreas Typaldos (our Chairman and a principal stockholder) and the Andreas Typaldos Family Limited Partnership (a New York limited partnership for which Renee Typaldos, our Chairman's wife, acts as managing partner). Pursuant to the Additional Issuance Agreement, we sold an additional $500,000 principal amount of our 6% secured convertible debentures due December 28, 2008 to Pierce and Bushido. The debentures have a term of three years and mature on December 28, 2008. The debentures pay interest at the rate of 6% per annum, payable semi-annually on January 1 and July 1 of each year beginning July 1, 2007. These debentures on substantially the same terms as, and rank pari passu to, an aggregate of $5,649,355.21 of 6% debentures (the "Prior Debentures") we sold to Bushido, Gamma Opportunity Capital Partners, LP (Classes A and C, collectively "Gamma"), Pierce, Cargo Holdings LLC, a New York limited liability company owned by Renee Typaldos and Gennaro Vendome, one of our directors, Mr. Typaldos and Mr. Typaldos' Family Limited Partnership during the period from December 28, 2005 to June 30, 2006.

     The debentures are convertible at any time at the option of the holder into shares of our common stock at a price of $0.85 per share, subject to adjustment as set forth therein. The debenture and warrants described below must be redeemed by us at a premium if we agree to sell all of the Company's assets to a third party for cash and cash equivalents.

     Pursuant to the Additional Issuance Agreement, Bushido and Pierce each received warrants to purchase an additional 117,674 shares of our common stock. The warrants have an exercise price, subject to certain adjustments, of $1.00 per share and are exercisable at any time on or prior to December 28, 2010. The warrants do not grant the holders thereof any voting or other rights of our stockholders. The Additional Issuance Agreement is filed with this report as
Exhibit 99.1, the form of 6% secured convertible debenture and the form of common stock purchase warrant are incorporated into this report by reference to previous filings.

     We also issued to Bushido and Pierce additional potentially short term warrants to purchase up to an aggregate of 117,674 shares of our common stock. The warrants have an exercise price, subject to certain adjustments, of $0.85 per share and are exercisable at any time prior to the earlier of December 28, 2010 and twelve months after the effective date of the registration statement we file with the SEC to register the shares of common stock issuable upon conversion of the debentures and exercise of the warrants. The form of short term common stock purchase warrant is incorporated into this report by reference to a previous filing.

     Upon the occurrence of certain events of default defined in the debentures, including events of default under the transaction documents related to the financing, the full principal amount of the debentures, together with interest and other amounts owing, become immediately due and payable. In connection with the issuance of the 6% debentures, we entered into a security agreement granting Bushido Capital Master Fund, LP, Pierce Diversified Strategy Master Fund LLC - Series BUS, Andreas Typaldos and the Andreas Typaldos Family Limited Partnership a security interest in our assets to secure our obligations under the debentures.

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Pursuant to an Intercreditor and Waiver Agreement entered into August 18, 2006 and effective as of June 30, 2006 among all of the holders of our 6% secured convertible debentures, the holders share the security interest pari passu and in proportion to the outstanding principal amounts held by them. Obligations under the debentures are guaranteed by Arkados, Inc., our wholly-owned subsidiary.

     In connection with the Additional Issuance Agreement and other developments, we entered into an Amendment and Waiver Agreement dated September 26, 2006 with the holders of our 6% convertible debentures principally to permit the issuance of 300,000 options to a consultant to the Company and temporarily waive the prospective technical default caused by our failure to timely file our Form 10-KSB Report for the year ended May 31, 2006.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     The disclosure provided in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03 with respect to the terms and sale of, and the financial obligations created by, the 6% secured convertible debentures.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

     The disclosure provided in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 3.02 with respect to the terms and sale of the 6% secured convertible debentures and the warrants. Each of the purchasers represented that they were accredited investors and we did not engage a broker or make any general solicitation in connection with the sale of the securities. The sale of the debentures and issuance of the warrants were made pursuant to Section 4(2) of the Securities Act of 1933, as amended. The closing of the sale of the debentures and issuance of the warrants occurred on September 26, 2006. We had received $500,000 of the purchase price of the debentures prior to the closing date as an advance from one of the purchasers.


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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

                                                                           Incorporated by Reference
                                                                   ------------------------------------------
Exhibit                                                                           File                 Filing         Filed
Number                                                               Form        Number     Exhibit     Date         Herewith
------                                                               ----        ------     -------     ----         --------
4.1       Form of 6% Secured Convertible Debenture due             Form 8-K/A    0-27587      4.1      7/11/06
          December 28, 2008

4.2       Form of Common Stock Purchase Warrant (long term         Form 8-K/A    0-27587      4.2      7/11/06
          and short term warrants differ as to price and
          expiration date as set forth in footnotes to the
          form filed)

4.3       Registration Rights Agreement, dated as of June          Form 8-K/A    0-27587      4.3      7/11/06
          30, 2006, by and among the Registrant, Bushido
          Capital Master Fund, LP, Pierce Diversified
          Strategy Master Fund LLC - Series BUS, Andreas
          Typaldos and the Andreas Typaldos Family Limited
          Partnership

99.1      Securities Purchase Agreement, dated as of June          Form 8-K/A    0-27587     99.1      7/11/06
          30, 2006, by and among the Registrant, Bushido
          Capital Master Fund, LP, Pierce Diversified
          Strategy Master Fund LLC - Series BUS, Andreas
          Typaldos and the Andreas Typaldos Family Limited
          Partnership

99.2      Security Agreement, dated as of June 30, 2006, by        Form 8-K/A    0-27587     99.2      7/11/06
          and among the Registrant, Bushido Capital Master
          Fund, LP, Pierce Diversified Strategy Master Fund
          LLC - Series BUS, Andreas Typaldos and the Andreas
          Typaldos Family Limited Partnership

99.3      Subsidiary Guarantee dated as of June 30, 2006           Form 8-K/A    0-27587     99.3      7/11/06
          executed by Arkados, Inc.

99.4      Amendment Agreement dated August 18, 2006 between        Form 8-K      0-27587     99.1      8/24/06
          CDKnet.com, Inc., Bushido Capital Master Fund, LP,
          Gamma Opportunity Capital Partners, LP (Classes A
          and C), and Cargo Holdings LLC

99.5      Additional Issuance Agreement dated September 26,                                                              *
          2006 between Arkados Group, Inc., Bushido Capital
          Master Fund, LP, Pierce Diversified Strategy
          Master Fund, LLC - Series BUS, Andreas Typaldos
          and Andreas Typaldos Family Limited Partnership

99.6      Waiver and Amendment Agreement dated September 26,                                                             *
          2006 between Arkados Group, Inc. and Bushido
          Capital Master Fund, L.P., Gamma Opportunities
          Capital Partners, LP Class A, Gamma Opportunities
          Capital Partners, LP Class C and Cargo Holdings
          LLC

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                          SIGNATURE

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ARKADOS GROUP, INC.



Date: September 29, 2006               By: /s/ Oleg Logvinov
                                          --------------------------------------
                                          Oleg Logvinov
                                          Chief Executive Officer


















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